                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   -----------

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                              SureBeam Corporation
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


             Delaware                                   13-3818604
----------------------------------------   -------------------------------------
(State of Incorporation or Organization)           (I.R.S. Employer
                                                   Identification no.)

3033 Science Park Rd., San Diego, California               92121
--------------------------------------------------------------------------------
(Address of principal executive offices)                 (Zip code)


If this form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective upon filing pursuant to General Instruction A.(c), check the following box. |_|

If this form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. |X|


Securities Act registration statement number to which this
form relates:   333-43672
             ---------------
             (if applicable)

Securities to be registered pursuant to Section 12(b) of the Act:


          Title of Each Class to              Name of Each Exchange on Which
             be so Registered                 Each Class is to be Registered
                 None
----------------------------------------   -------------------------------------


Securities to be registered pursuant to Section 12(g) of the Act:

                     Class A Common Stock, $0.001 par value
--------------------------------------------------------------------------------
                                (Title of class)


                                       1.
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ITEM 1.  DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

         A description of the Class A Common Stock to be registered hereunder is contained in the section entitled "Description of Capital Stock," commencing at page 65 of the Prospectus included in the Registrant's Registration Statement on Form S-1, No 333-43672, as amended, filed with the Securities and Exchange Commission (the "Commission") on August 14, 2000 and is incorporated herein by reference.

ITEM 2.  EXHIBITS.


       Exhibit
       Number       Description
       ------       -----------
       3.1          Registrant's Amended and Restated Certificate of
                    Incorporation (1)

       3.2          Registrant's Bylaws (1)

       4.2          Form of Common Stock Certificate (1)


---------------

(1) Filed with the Commission as an exhibit to Registrant's Registration Statement on Form S-1, No. 333-43672, as amended, and incorporated herein by reference.


                                       2.

                                    SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.


                                      SUREBEAM CORPORATION



Date:  February 22, 2001              By: /s/ Larry A. Oberkfell
                                          --------------------------------------
                                          Larry A. Oberkfell
                                          President and Chief Executive Officer




                                       3.